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Exhibit 99.2

AFFORDABLE RESIDENTIAL COMMUNITIES LP

(a Delaware limited partnership)

$87,000,000

7.50% Senior Exchangeable Notes due 2025

PURCHASE AGREEMENT

Dated: August 3, 2005

AFFORDABLE RESIDENTIAL COMMUNITIES LP
(a Delaware limited partnership)

$87,000,000

7.50% Senior Exchangeable Notes due 2025

PURCHASE AGREEMENT

August 3, 2005

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

        Affordable Residential Communities LP, Delaware limited partnership (the "Company"), and Affordable Residential Communities Inc., a Maryland corporation ("ARC"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Initial Purchaser"), with respect to the issue and sale by the Company and the purchase by the Initial Purchaser of $87,000,000 aggregate principal amount of the Company's 7.50% Senior Exchangeable Notes due 2025 (the "Initial Securities"), and with respect to the grant by the Company to the Initial Purchaser of the option described in Section 2(b) hereof to purchase all or any part of an additional $13,000,000 aggregate principal amount of Notes (the "Option Securities" and, together with the Initial Securities, the "Securities"). The Securities are to be issued pursuant to an indenture (the "Indenture") dated as of the Closing Time (as defined in Section 2(c)) between the Company and U.S. Bank National Association, as trustee (the "Trustee"). The term "Indenture," as used herein, includes any Officer's Certificate (as defined in the Indenture) establishing the form and terms of the Securities pursuant to Sections 5.3, 6.1, 8.2, 9.1 and 11.4 of the Indenture.

        The Securities are exchangeable, subject to certain conditions set forth in the Indenture, at the option of the holder prior to maturity (unless previously redeemed or otherwise purchased by the Company) for shares of common stock, par value $0.01 per share, of ARC (the "Common Stock") in accordance with the terms of the Securities and the Indenture, as described in Schedule B hereto.

        Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

        The Company understands that the Initial Purchaser proposes to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchaser without being registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "1933 Act") by the Securities and Exchange Commission (the "Commission"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the 1933 Act by the Commission is available.

        The Company has prepared and delivered to the Initial Purchaser copies of a preliminary offering memorandum dated August 1, 2005 (the "Preliminary Offering Memorandum") and has prepared and will deliver to the Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated August 4, 2005 (the "Final Offering Memorandum"), each for use by the Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities.

        All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder by the Commission (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

        SECTION 1.    Representations and Warranties by the Company.

        (a)   Representations and Warranties. Each of the Company and ARC represents and warrants to the Initial Purchaser as of the date hereof and as of Closing Time referred to in Section 2(b) hereof, and agrees with the Initial Purchaser, as follows:

          (i)    Offering Memorandum. The Offering Memorandum does not, and at Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in the Offering Memorandum.

          (ii)   Incorporated Documents. The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of ARC on Form 10-K filed with the Commission (the "10-K"), the most recent Proxy Statement on Schedule 14A filed with the Commission (the "Proxy Statement"), each Quarterly Report of ARC on Form 10-Q (the "10-Qs") and each Current Report of ARC on Form 8-K (the "8-Ks"), and any amendments to such reports, filed with the Commission since the end of the fiscal year to which such Annual Report relates. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act, and, when read together with the other information in the Offering Memorandum, at the time the Offering Memorandum was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii)  Internal Accounting Controls. Each of ARC and the Company and their respective subsidiaries (i) makes and keeps accurate books and records in all material respects and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (iv)  Controls and Procedures. Each of ARC and the Company has established and maintains disclosure controls and procedures in accordance with Rules 13a-15 and 15d-15 of the 1934 Act.

          (v)   Independent Accountants. PricewaterhouseCoopers LLP, the accountants who certified the financial statements and supporting schedules included in, or incorporated by reference into, the Offering Memorandum, are independent public accountants with respect to ARC, the Company and its subsidiaries within the meaning of Regulation S-X under the 1933 Act.

          (vi)  Financial Statements. The financial statements, together with the related schedules and notes, included in, or incorporated by reference into, the Offering Memorandum present fairly the financial position of ARC, the Company, its consolidated subsidiaries and its predecessors at the dates indicated and the statement of operations, stockholders' equity and cash flows of ARC, the Company, its consolidated subsidiaries and its predecessors for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in, or incorporated by reference into, the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in, or incorporated by reference into, the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The as adjusted financial information of ARC, the Company and/or their respective subsidiaries included in the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to as adjusted financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (vii) No Material Adverse Change in Business. Since the respective dates of the last audited financial statements incorporated by reference into the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs, properties, assets or business prospects of ARC, the Company and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by ARC, the Company or any of their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to ARC, the Company and its subsidiaries considered as one enterprise, (C) none of the Company, ARC or any of their respective subsidiaries has incurred any obligation or liability, direct, contingent or otherwise that is or would be material to the Company, ARC and their respective subsidiaries taken as a whole and (D) except for regular quarterly dividends on the Common Stock and the Series A preferred stock, par value $0.01, of ARC, and on the common units of limited partnership (the "OP Units"), the Series B preferred units and the Series C preferred units of the Company, in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by ARC or the Company.

          (viii) Good Standing of the Company. The Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or be reasonably expected to have, a Material Adverse Effect, and has all power and authority necessary to own its properties and conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement dated as of the Closing Time, among ARC, the Company and the Initial Purchaser (the "Registration Rights Agreement"), the Indenture, and the Common Stock Delivery Agreement. ARC is the sole general partner of the Company. At the Closing Time and each Date of Delivery, the Amended and Restated

  Limited Partnership Agreement of the Company, as amended (the "Operating Partnership Agreement") will be in full force and effect, and the aggregate percentage interests of ARC and the limited partners of the Company will be as set forth in the Offering Memorandum; provided that to the extent any portion of the option described in Section 2(b) hereof is exercised at the Closing Time and each Date of Delivery, the percentage interest of ARC and such limited partners in the Company will be adjusted accordingly.

          (ix)  Good Standing of ARC. ARC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Common Stock Delivery Agreement and the Indenture; and ARC is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

          (x)   Good Standing of Designated Subsidiaries. Each direct or indirect subsidiary of ARC other than the Company (each, a "Subsidiary") has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its assets and conduct its business as described in the Offering Memorandum; and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or be reasonably expected to have, a Material Adverse Effect; all of its issued and outstanding capital stock or other ownership interests have been duly authorized and validly issued and are fully paid and non-assessable and were offered in compliance with all applicable federal and state securities laws in all material respects; and except as described in the Offering Memorandum, its capital stock or other ownership interests are owned by the Company, directly or through subsidiaries, free and clear of any security interests, liens, mortgages, encumbrances, pledges, claims, defects or other restrictions of any kind (collectively, the "Liens"), except for liens securing indebtedness as described in the Offering Memorandum (including the 14.0% preferred interest due 2005) and except where such Liens would not have, or reasonably be expected to have, a Material Adverse Effect. None of such equity interests were issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary. There are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for equity interests or other securities of any Subsidiary. Each subsidiary listed on Schedule C hereto is a "significant subsidiary" of ARC (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Designated Subsidiary" and, collectively, the "Designated Subsidiaries"). The subsidiaries of ARC other than Designated Subsidiaries, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

          (xi)  Capitalization. The authorized, issued and outstanding capital stock of ARC is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible or exchangeable securities or options referred to in the Offering Memorandum). The shares of issued and outstanding capital stock of ARC have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of ARC was issued in violation of the preemptive or other similar rights of any securityholder of ARC. Except as disclosed in the Offering Memorandum (i) except for shares of common stock reserved for issuance upon exchange or redemption of the OP Units, upon exercise of outstanding warrants or in connection with ARC's long-term equity incentive plan described in the Offering Memorandum (the "Equity Incentive Plan"), no shares of Common Stock are reserved for any purpose; (ii) except for the OP Units, there are no outstanding securities convertible into or exchangeable for any shares of Common Stock; and (iii) except for outstanding warrants to purchase an aggregate of approximately 807,877 shares of common stock as of the date of this Agreement, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any similar securities of ARC. The issued and outstanding OP Units and preferred units of partnership interest of the Company (the "Preferred Units" and, together with the OP Units, the "Units") have been duly authorized and validly issued and are owned in the aggregate percentage amounts set forth in the Offering Memorandum by ARC and by the limited partners; none of the outstanding Units was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The Units have been offered, issued and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects and conform to the description thereof contained in the Offering Memorandum in all material respects. There are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Units or other securities of the Company.

          (xii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by ARC and the Company.

          (xiii) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xiv) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been authorized by ARC and the Company and, when executed and delivered by ARC, the Company and the Initial Purchaser, will constitute a valid and binding agreement of each of ARC and the Company, enforceable against each of ARC and the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Except for the Operating Partnership Agreement and the Third Amended and Restated Registration Rights Agreement, dated as of February 18, 2004, between the Company, certain of our existing stockholders and the holders of the OP Units, there are no other contracts, agreements or understandings between ARC, the Company and any person granting such person the right to require either ARC or the Company to file a registration statement under the 1933 Act with respect to any securities of ARC or the Company owned or to be owned by such person or to require ARC or the Company to include such securities in the securities registered pursuant to the registration statement referred to in the Third Amended and Restated Registration Rights Agreement dated as of February 18, 2004 or in any securities being registered pursuant to any other registration statement filed by ARC or the Company under the 1933 Act.

          (xv) Authorization of the Securities. The Securities have been duly authorized and, at Closing Time or, if any Option Securities are being purchased, at the Date of Delivery, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), have been or will be offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xvi) Authorization of the Common Stock Delivery Agreement. The Common Stock Delivery Agreement, between ARC and the Company, dated as of the Closing Time (the "Common Stock Delivery Agreement"), has been duly authorized, executed and delivered by each of the ARC and the Company and, shall constitute a valid and legally binding agreement of each of ARC and the Company, enforceable against each of ARC and the Company in accordance with its terms except (a) to the extent that enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether considered at law or in equity); and (b) that rights to indemnity contained in the Common Stock Delivery Agreement may be limited by state or federal securities laws or public policy.

          (xvii) Description of the Securities, the Indenture and the Registration Rights Agreement. The Securities, the Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms last delivered to the Initial Purchaser prior to the date of this Agreement.

          (xviii) Authorization and Description of Common Stock. The Common Stock conforms in all material respects to the description thereof set forth in the Offering Memorandum. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be exchangeable at the option of the holder thereof into shares of Common Stock in accordance with the terms of the Securities, the Indenture and the Common Stock Delivery Agreement; the shares of Common Stock issuable in exchange for the Securities have been duly authorized and reserved for issuance upon such exchange by all necessary corporate action and such shares, when issued upon such exchange in accordance with the terms of the Securities, will be validly issued and will be fully paid and non-assessable; have been or will be offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects; the issuance of such shares upon such exchange will not be subject to the preemptive or other similar rights of any securityholder of ARC or the Company; and no holder of such shares will be subject to personal liability by reason of being such a holder.

          (xix) Absence of Defaults and Conflicts. None of ARC, the Company or any of its Subsidiaries (i) is in violation of its charter or bylaws or other similar organization documents, (ii) is in default (whether with or without the giving of notice or passage of time or both) in the performance or observance of any obligation, agreement, term, covenant or condition contained in a contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease (under which ARC, the Company or such Subsidiary is landlord or otherwise), ground lease (under which ARC, the Company or such Subsidiary is tenant), development agreement, reciprocal easement agreement, deed restriction, utility agreement or other agreement or instrument to which it is a party or by which it is bound, or to which any of the Properties (as hereinafter defined) or any of its other property or assets is subject (collectively, "Agreements and Instruments"), (iii) is in violation of any statute, law, ordinance, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority to which it or the Properties or any of its other properties or assets is subject except, in the case of clauses (ii) and (iii), for such defaults or violations that would not have, or reasonably be expected to have, a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Common Stock Delivery Agreement and the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum (collectively, the "Transaction Agreements") and the consummation of the transactions contemplated hereby or thereby and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by ARC and the Company with their respective obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event (as hereinafter defined) under, or result in the creation or imposition of a Lien (other than those described in the Offering Memorandum) upon any property or assets of ARC, the Company or any of their respective Subsidiaries pursuant to, (i) any statute, law, rule, ordinance, regulation, judgment, order or decree of any court, domestic or foreign, regulatory body, administrative agency, governmental body, arbitrator or other authority, domestic or foreign, having jurisdiction over ARC, the Company or any of their respective Subsidiaries or any of their properties or assets; (ii) any term, condition or provision of any Agreements or Instruments; or (iii) the charters or bylaws or other organizational documents, as applicable, of ARC, the Company or any of their respective Subsidiaries, except, in the case of clauses (i) and (ii), for such conflicts, breaches, violations, rights, Repayment Events (except for obligations of ARC reflected in ARC's consolidated financial statements to be repaid through the proceeds of the transactions contemplated by this Agreement or Liens as would not have or reasonably be expected to have, a Material Adverse Effect. The Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement. As used herein, "Repayment Event" means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by ARC, the Company or any of their respective Subsidiaries.

          (xx) Absence of Labor Dispute. No labor problem or dispute with the employees of ARC, the Company or any of its subsidiaries exists or, to the knowledge of ARC or the Company, is threatened or imminent, and ARC and the Company are not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

          (xxi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of ARC or the Company, threatened, against or affecting ARC, the Company or any of their respective Subsidiaries or any of the Properties that might result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets of ARC, the Company or any of its subsidiaries or the consummation of the transactions contemplated by this Agreement or the performance by ARC and the Company of their obligations hereunder. The aggregate of all pending legal or governmental proceedings to which ARC, the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xxii) Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (xxiii) Possession of Intellectual Property. ARC, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and none of ARC, the Company or any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of ARC, the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xxiv) Absence of Further Requirements. No filing or registration with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or third party is necessary or required for the execution, delivery, performance or consummation by ARC and the Company of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder, the consummation of the transactions contemplated by this Agreement, the exchange of the Securities for Common Stock or for the due execution, delivery or performance of the Indenture by the Company, except such as have been already obtained.

          (xxv) Possession of Licenses and Permits. ARC, the Company and their respective Subsidiaries possess such certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively, "Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies or third parties necessary to conduct the business now operated by them or proposed to be operated, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; ARC, the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and none of ARC, the Company or any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xxvi) Title to Property. (1) ARC, the Company and their respective Subsidiaries will have good and marketable title in fee simple to all of the properties and other assets owned by them described in the Prospectus as owned by ARC, the Company or their respective Subsidiaries (the "Properties"), in each case, free and clear of all Liens, except as disclosed in the Offering Memorandum or such as would not reasonably be expected to have a Material Adverse Effect; (2) all material Liens on or affecting the Properties are disclosed in the Offering Memorandum and none of ARC, the Company or their respective Subsidiaries are in default under any such Lien; (3) neither ARC nor the Company is in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof which violation would have, or reasonably be expected to have, a Material Adverse Effect; (4) each of the Properties complies with all applicable zoning laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not result in or reasonably be expected to result in, a Material Adverse Effect or could not result in a forfeiture or reversion of title; (5) none of ARC, the Company or any of their respective Subsidiaries has received from any Governmental Authority any written notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and none of ARC, the Company or any of their respective Subsidiaries knows of any such condemnation or zoning change which is threatened and which if consummated would have, or reasonably be expected to have, a Material Adverse Effect. ARC, the Company and their respective Subsidiaries have good and marketable title to all real property owned by ARC, the Company and their respective Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by ARC, the Company or any of their respective Subsidiaries; and all of the leases and subleases material to the business of ARC, the Company and their respective Subsidiaries, considered as one enterprise, and under which ARC, the Company or any of their respective Subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and none of ARC, the Company or any of their respective Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of ARC, the Company or any of their respective Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of ARC, the Company or any of their respective subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxvii) Utilities at the Properties. Water, sanitary sewer, electricity and telephone service are all available at each Property and, to the knowledge of ARC, the Company and their respective Subsidiaries, are located on the Property or over duly dedicated streets or perpetual easements of record benefiting the applicable Property or other enforceable rights which allow access to the Property. To the knowledge of ARC, the Company and their respective Subsidiaries, there exists no restriction, prohibition or moratorium on the right of the owner of each Property to access all such utilities, nor any condition that the owner of each Property construct or improve utility facilities or lines not on such Property as a condition to the availability thereof.

          (xxviii) Loss and Risk Insurance. ARC, the Company and each of their respective Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are generally deemed prudent and customary in the businesses in which they are or will be engaged as described in the Offering Memorandum; all policies of insurance and fidelity or surety bonds insuring ARC, the Company or any of their respective Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; ARC, the Company and each of their respective Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by ARC, the Company or any of their respective Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of ARC, the Company or any of their respective Subsidiaries has been refused any insurance coverage sought or applied for; and none of ARC, the Company or any of their respective Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue to conduct its business as currently conducted or as proposed to be conducted in the Offering Memorandum.

          (xxix) Mortgages and Deeds of Trust. The mortgages and deeds of trust encumbering the Properties and assets are described in the Offering Memorandum and are not convertible and none of ARC, the Company, any of their respective Subsidiaries, or any person affiliated therewith holds a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property other than the Properties.

          (xxx) Title Insurance. Except as described or referred to in the Offering Memorandum, the Company or a Subsidiary has title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) in each of the Properties covering such risks and in such amounts as are commercially reasonable for the assets owned or leased by them and that are consistent with the types and amounts of insurance typically maintained by owners and operators of similar properties, and in each case such title insurance is in full force and effect. None of ARC, the Company or any of their respective Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue to conduct its business as currently conducted.

          (xxxi)    Environmental Laws.    Except as otherwise disclosed in the Offering Memorandum, (i) ARC, the Company and their respective Subsidiaries and the Properties have been and are in material compliance with, and none of ARC, the Company or their respective Subsidiaries have any material liability under, applicable Environmental Laws (as hereinafter defined); (ii) none of ARC, the Company, any of their respective Subsidiaries, or, to the best knowledge of ARC and the Company, any prior owners or occupants of the property at any time or any other person or entity (including adjacent landowners or lessees) has at any time released (as such term is defined in Section 101(22) of CERCLA (as hereinafter defined)) or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties or other assets owned by ARC, the Company or their respective Subsidiaries, except for such releases as would not be reasonably likely to cause ARC or the Company to incur material liability and that would not require disclosure pursuant to Environmental Laws; (iii) ARC and the Company do not intend to use the Properties or other assets owned by ARC, the Company or their respective Subsidiaries or any subsequently acquired properties, other than in compliance with applicable Environmental Laws; (iv) none of ARC, the Company or any of their respective Subsidiaries know of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the Properties, except as disclosed in that certain Phase I Environmental Site Assessment, dated February 3, 2004, prepared by EMG, Project No. 105879 relating to the property located at 100 Oaks in Fultondale, Alabama, or onto lands or other assets owned by ARC, the Company or their respective Subsidiaries from which Hazardous Materials might seep, flow or drain into such waters; (v) none of ARC, the Company or any of their respective Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law or common law by any governmental or quasi-governmental body or any third party with respect to the Properties or the assets described in the Offering Memorandum or arising out of the conduct of ARC, the Company or their respective Subsidiaries, except for such claims that would not be reasonably likely to cause ARC or the Company to incur material liability and that would not require disclosure pursuant to Environmental Laws; (vi) neither the Properties nor any other land or other assets owned by ARC, the Company or any of their respective Subsidiaries is included or, to the best of ARC, the Company and their respective Subsidiaries' knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the "EPA") or to the best of ARC, the Company and their respective Subsidiaries' knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Law or issued by any other Governmental Authority (as hereinafter defined). To the knowledge of ARC, the Company and their respective Subsidiaries, there have been no and are no (i) aboveground or underground storage tanks; (ii) polychlorinated biphenyls ("PCBs") or PCB-containing equipment; (iii) asbestos or asbestos containing materials; (iv) lead based paints; (v) dry-cleaning facilities; or (vi) wet lands, in each case in, on, under, or adjacent to any Property or other assets owned by ARC, the Company or their respective Subsidiaries the existence of which has had, or is reasonably expected to have, a Material Adverse Effect.

  As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, statute, rule or regulation including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) (S) 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. (S) (S) 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S) (S) 6901-K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. (S) (S) 11001-11050, the Toxic Substances Control Act, 15 U.S.C. (S) (S) 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S) (S) 136-136y, the Clean Air Act, 42 U.S.C. (S) (S) 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. (S) (S) 1251-1387, the Safe Drinking Water Act, 42 U.S.C. (S) (S) 300f-300j-26, and the

  Occupational Safety and Health Act, 29 U.S.C. (S) (S) 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to any of the foregoing (including environmental statutes not specifically defined herein) (individually, an "Environmental Law" and collectively "Environmental Laws") or by any federal, state or local governmental authority having or claiming jurisdiction over the Properties and other assets described in the Offering Memorandum (a "Governmental Authority").

          (xxxii)    Environmental Consultants.    None of the environmental consultants that prepared any of the environmental reports with respect to any of the Properties was employed for such purpose on a contingent basis or has any substantial interest in ARC, the Company or any of their respective Subsidiaries, and none of them nor, to the best knowledge of ARC, the Company or any of their respective Subsidiaries, any of their directors, officers or employees is connected with ARC, the Company or any of their respective Subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

          (xxxiii)    Investment Company Act.    Each of ARC and the Company is not required, and upon the issuance and sale of the offered Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxxiv)    Similar Offerings.    Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offered Securities to be registered under the 1933 Act.

          (xxxv)    Rule 144A Eligibility.    The Securities are eligible for resale pursuant to Rule 144A and except for the shares of Common Stock for which the Securities are exchangeable, will not be, at Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

          (xxxvi)    No General Solicitation.    None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchaser, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the offered Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

          (xxxvii)    No Registration Required.    Subject to compliance by the Initial Purchaser with the representations and warranties set forth in Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the offered Securities to the Initial Purchaser and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

          (xxxviii)    Reporting Company.    ARC is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

          (xxxix)    REIT Qualification.    ARC has at all times beginning with its taxable year ended December 31, 1998 been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a "REIT") under the Internal Revenue Code 1986, as amended (the "Code"), and the current and proposed method of operation of ARC and the Company, will permit ARC to continue to meet the requirements for qualification and taxation as a REIT under the Code.

          (xl)    Sarbanes Oxley Act Compliance.    There is and has been no failure on the part of ARC and any of ARC's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications, to the extent applicable.

          (xli)    No Brokerage Fees.    Except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the ARC or the Company and any person that would give rise to a valid claim against ARC, the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (xlii)    Tax Returns.    (a) All material federal, state, local and foreign tax returns or valid extensions filed for, and reports required to be filed by ARC, the Company and any of their respective Subsidiaries ("Returns") have been timely filed; all such Returns are true, correct and complete in all material respects; and all material federal, state, county, local or foreign taxes, charges, fees, levies, fines, penalties or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, disability, employment, pay-roll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Authority (as defined hereafter) (including any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any tax liability) ("Taxes") shown in such Returns or on assessments received by ARC, the Company or any of their respective Subsidiaries or otherwise due and payable or claimed to be due and payable by any Governmental Authority, have been paid, except for any such assessment, fine or penalty that (1) is currently being contested in good faith, (2) would not have, or reasonably be expected to have, a Material Adverse Effect or (3) as described in the Offering Memorandum. None of ARC, the Company or any of their respective Subsidiaries has requested any extension of time within which to file any Return, which Return has not since been filed. None of ARC, the Company or any of their respective Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Returns. No audits or other administrative proceedings or court proceedings are presently pending or threatened against ARC, the Company or any of their respective Subsidiaries with regard to any Taxes or Returns of ARC, the Company or any of their respective Subsidiaries, and no taxing authority has notified ARC, the Company or any of their respective Subsidiaries in writing that it intends to investigate its Tax affairs.

            (b)   To the knowledge of ARC or the Company, no claim has ever been made by any Governmental Authority of a jurisdiction where ARC, the Company or their respective Subsidiaries do not file Returns that ARC, the Company or their respective Subsidiaries are or may be subject to taxation by that jurisdiction.

            (c)   To the knowledge of ARC or the Company, there are no Tax liens with respect to any assets of ARC, the Company or their respective Subsidiaries except liens for Taxes not yet due or which will be paid on or before the Closing Time.

            (d)   ARC, the Company or their respective Subsidiaries have not received a Tax Ruling or entered into a Closing Agreement with any taxing authority that would have, or is reasonably expected to have, a continuing adverse effect upon ARC or the Company after the Closing Date. For this purpose, "Tax Ruling" shall mean a written ruling of a taxing authority relating to Taxes. "Closing Agreement" shall mean a written and legally binding agreement with a taxing authority relating to Taxes.

            (e)   No event, transaction, act or omission has occurred which could result in ARC, the Company or their respective Subsidiaries becoming liable to pay or to bear any material Taxes as a transferee, successor or otherwise which is primarily or directly chargeable or attributable to any other person, firm or company. ARC, the Company and their respective Subsidiaries have no material actual or contingent liability (whether by reason of any indemnity, warranty or otherwise) to any other person in respect of any actual, contingent or deferred liability of such person for Taxes.

            (f)    ARC, the Company and their respective Subsidiaries have each complied (and will continue to comply) in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1446, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all material amounts required in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

            (g)   ARC, the Company and their respective Subsidiaries are not required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by ARC, the Company and their respective Subsidiaries, and to the knowledge of ARC or the Company, no taxing authority has proposed any such adjustment or change in accounting method.

            (h)   ARC believes that it is a "domestically controlled REIT" within the meaning of § 897(h)(4)(B) of the Code.

            (i)    Except as disclosed in the Offering Memorandum, to the knowledge of ARC or the Company, there is no pending or threatened special assessment, tax reduction proceeding or other action which could increase or decrease the real property taxes or assessments of any Property, which, individually, would have, or reasonably be expected to have, a Material Adverse Effect.

          (xliii)    Distribution of Offering Materials.    ARC, the Company and each of their respective Subsidiaries (including any predecessor entities) have not distributed, and prior to the later of the Closing Time and the completion of the distribution of the Securities, will not distribute, any offering material in connection with the offering or sale of the Securities other than the Offering Memorandum or any other materials, if any, permitted by the 1933 Act (which were disclosed to the Initial Purchaser and its counsel) (it being understood that no representation is made with respect to any other materials distributed by the Initial Purchaser).

          (xliv)    ERISA.    Each of ARC, the Company and their respective Subsidiaries is in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which either ARC or the Company would have any liability; none of ARC, the Company or any of their respective Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code including the regulations and published interpretations thereunder; and each "pension plan" for which any of ARC, the Company or their respective Subsidiaries would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have, or reasonably be expected to have, a Material Adverse Effect.

          (xlv)    Plan Assets.    To the knowledge of ARC or the Company, the assets of ARC, the Company and their respective Subsidiaries do not constitute "plan assets" of an ERISA regulated employee benefit plan.

          (xlvi)    Material Contracts.    There are no material franchises, contracts or documents to which ARC, the Company or any of their respective Subsidiaries is a party which are not to be described in the Offering Memorandum.

          (xlvii)    Material Relationships.    No material relationship, direct or indirect, exists between or among either ARC or the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of ARC or the Company on the other hand, which is not described in the Offering Memorandum.

          (xlviii)    Relationships with Inside Parties.    Except as described in the Offering Memorandum and except for the agreements referred to herein, none of ARC's, the Company's or any of their respective Subsidiaries' directors, officers, interest holders, stockholders, members, partners, members of management, other employees or their respective affiliates is a party to any contracts or agreements with the ARC, the Company or any of their respective Subsidiaries and none of ARC's, the Company's or any of their respective Subsidiaries' directors, officers, interest holders, members, partners, members of management, other employees or their respective affiliates owns any property or right, tangible or intangible, which is used in any material manner by ARC, the Company or any of their respective Subsidiaries.

          (xlix)    Foreign Corrupt Practices Act.    None of ARC, the Company or any of their respective Subsidiaries, or, to the knowledge of ARC or the Company, any director, officer, agent, employee or other person associated with or acting on behalf of ARC, the Company or any of their respective Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision or the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and ARC, the Company, their Subsidiaries and, to the knowledge of ARC or the Company, their affiliates have conducted their businesses in compliance in all material respects with the Foreign Corrupt Practices Act of 1977 and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

            (l)    Relationships with the Initial Purchaser.    Except as disclosed in the Offering Memorandum, ARC, the Company and their respective Subsidiaries (1) do not have any material lending or other relationship with any bank or lending affiliate of the Initial Purchaser and (2) do not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Initial Purchaser.

            (li)    Immunity from Legal Process.    To the knowledge of ARC or the Company, none of ARC, the Company or any of their respective Subsidiaries or any of their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of New York.

            (lii)    Regulation M.    Except as stated in this Agreement and in the Offering Memorandum, none of ARC, the Company or any of their respective officers, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the 1934 Act or cause or result in stabilization or manipulation of the price of ARC's outstanding securities to facilitate the sale or resale of the Securities.

            (liii)    Use of Proceeds.    The Company intends to apply the net proceeds from the sale of the Securities being sold by the Company substantially in accordance with the description set forth in the Offering Memorandum under the heading "Use of Proceeds."

            (liv)    Partnership Tax Treatment.    Each of the Company and any other Subsidiary that is a partnership or a limited liability company has been properly classified either as a partnership or as an entity disregarded as separate from ARC for Federal income tax purposes throughout the period from its formation through the date hereof.

            (lv)    Prohibition on Partnership Distributions.    Except as described in or contemplated by the Offering Memorandum, neither the Company nor any Subsidiary is currently prohibited, directly or indirectly, from paying any distributions to ARC to the extent permitted by applicable law, from making any other distribution on the Company's partnership interests, or from repaying to ARC any loans or advances made by ARC to the Company.

            (lvi)    Relationships with Cuba.    None of ARC, the Company or any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of section 517.075, Florida Statutes.

        (b)    Officer's Certificates.    Any certificate signed by any officer of ARC, the Company or any of its subsidiaries delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a representation and warranty by ARC and the Company to the Initial Purchaser as to the matters covered thereby.

        SECTION 2.    Sale and Delivery to Initial Purchaser; Closing.

        (a)    Initial Securities.    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of the Initial Purchaser.

        (b)    Option Securities.    In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchaser to purchase up to an additional $13,000,000 aggregate principal amount of Option Securities at the same price per Security set forth in Schedule B for the Initial Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Initial Purchaser to the Company setting forth the number of Option Securities as to which the Initial Purchaser is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Initial Purchaser, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

        (c)    Payment.    Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the office of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, at 10:00 a.m. (Eastern time) on the third business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchaser and the Company (such time and date of payment and delivery being herein called "Closing Time").

        In addition, in the event that the Initial Purchaser has exercised its option to purchase all or any of the Option Securities, payment of the purchase price for, and delivery of one or more global certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, on each Date of Delivery as specified in the notice from the Initial Purchaser to the Company.

        Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchaser for the account of the Initial Purchaser of certificates for the Securities to be purchased by it.

        (d)    Denominations; Registration.    Certificates for the Securities shall be in such denominations ($1,000 or integral multiples of $1,000 in excess thereof) and registered in such names as the Initial Purchaser may request in writing at least one full business day before Closing Time or the relevant Date of Delivery, as the case may be; provided that any Securities in global form will be registered in the name of Cede & Co., the nominee of DTC. The certificates representing the Securities shall be made available for examination and packaging by the Initial Purchaser in the City of New York not

later than 10:00 a.m. on the last business day prior to Closing Time or the relevant Date of Delivery, as the case may be.

        SECTION 3.    Covenants of ARC and the Company.    Each of ARC and the Company covenants with the Initial Purchaser as follows:

        (a)    Offering Memorandum.    The Company, as promptly as possible, will furnish to the Initial Purchaser, without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as the Initial Purchaser may reasonably request.

        (b)    Notice and Effect of Material Events.    The Company will promptly notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by ARC or the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the offered Securities by the Initial Purchaser as evidenced by a notice in writing from the Initial Purchaser to the Company, any material changes or any developments or events involving a prospective material change, in or affecting the condition, financial or otherwise, or the earnings, business affairs, properties, assets or business prospects of ARC, the Company and their respective subsidiaries considered as one enterprise which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of ARC, the Company, its counsel, the Initial Purchaser or counsel for the Initial Purchaser, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to the Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchaser) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

        (c)    Amendment to Offering Memorandum and Supplements.    The Company will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchaser. Neither the consent of the Initial Purchaser, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

        (d)    Qualification of Securities for Offer and Sale.    The Company will use its best efforts, in cooperation with the Initial Purchaser, to qualify the offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Initial Purchaser may designate and to maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

        (e)    Use of Proceeds.    ARC and the Company will use the net proceeds received by the Company from the sale of the Securities in the manner indicated in the Offering Memorandum under "Use of Proceeds."

        (f)    Listing on Securities Exchange.    Each of ARC and the Company will use its reasonable best efforts to cause all shares of Common Stock issuable in exchange for the Securities to be listed on the New York Stock Exchange or listed on a "national securities exchange" registered under Section 6 of the 1934 Act on which shares of ARC common stock are the listed.

        (g)    DTC.    The Company will cooperate with the Initial Purchaser and use its best efforts to permit the offered Securities to be eligible for clearance and settlement through the facilities of DTC.

        (h)    Restriction on Sale of Securities and Common Stock.    During a period of 60 days from the date of the Offering Memorandum, neither ARC nor the Company will, without the prior written consent of the Initial Purchaser, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock, or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or the Common Stock to be delivered in exchange for the Securities, (B) the resale registration statement to be filed by ARC and the Company pursuant to the Registration Rights Agreement relating to the resale of the Securities and the shares of Common Stock or any other registration statement filed pursuant to registration rights described in the Offering Memorandum, (C) Common Stock to be issued or options to be granted pursuant to employee benefit plans (including any registration statement related to such plans), qualified stock option plans or other employee compensation benefit plans or pursuant to currently outstanding options, warrants or rights existing on the date hereof and referred to in the Offering Memorandum, (D) any issuance of Common Stock pursuant to the acquisition (by merger, purchase or otherwise) of securities or of an entity or entities or substantially all of the assets of an entity or entities, provided, however, that each recipient of any such shares of Common Stock so issued during the period commencing on the date hereof and ending 60 days from the date hereof (the "Lock-Up Period") in any such merger or acquisition shall agree in writing for the benefit of the Initial Purchaser that all such shares of Common Stock shall remain subject to restrictions identical to those set forth in Exhibit B hereto for the balance of the Lock-Up Period, (E) any issuance of Common Stock in exchange for OP Units outstanding as of the date of this Agreement, provided that such exchange is requested by the holder of OP Units and not requested or initiated by ARC or the Company, or (F) any offer, announcement of the intention to sell, or contract to issue Common Stock pursuant to the acquisition (by merger, purchase or otherwise) of securities or of an entity or entities or substantially all of the assets of an entity or entities, provided, that the issuance of such Common Stock shall not take place until after the end of the Lock-Up Period.

        In the event that either (x) during the last 17 days of the 60-day period referred to above, ARC or the Company issues an earnings release or (y) prior to the expiration of such 60-day period, ARC or the Company announces that it will release earnings results during the 17-day period beginning on the last day of such 60-day period, the restrictions described above shall continue to apply until the expiration of the 17-day period beginning on the date of the earnings release.

        (i)    PORTAL Designation.    Each of ARC and the Company will use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

        (j)    Reporting Requirements.    Until the offering of the Securities is complete, ARC and the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

        (k)    Reservation of Common Stock.    ARC will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling ARC to satisfy any obligations to issue Common Stock in exchange for the Securities.

        (l)    Sarbanes Oxley Act.    ARC and the Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and will use their reasonable best efforts to cause ARC's and the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act, to the extent applicable.

        (m)    Market Stabilization or Manipulation.    Neither ARC nor the Company will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of ARC or the Company to facilitate the sale or resale of the Securities.

        (n)    Investment Company.    ARC and the Company will take such steps as shall be necessary to ensure that neither ARC nor the Company shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

        SECTION 4.    Payment of Expenses.

        (a)    Expenses.    The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchaser and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchaser and the certificates for the Common Stock issuable in exchange therefor, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchaser, the issuance and delivery of the Common Stock issuable in exchange therefor and any charges of DTC in connection therewith, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Securities and the shares of Common Stock issuable in exchange for the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto, (v) any fees of the New York Stock Exchange in connection with the Securities or the Common Stock issuable in exchange for therefor, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (viii) the fees and expenses of any transfer agent or registrar for the Common Stock, and (ix) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

        (b)    Termination of Agreement.    If this Agreement is terminated by the Initial Purchaser in accordance with the provisions of Section 5 or Section 10(a) hereof, the Company shall reimburse the Initial Purchaser for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchaser.

        SECTION 5.    Conditions of Initial Purchaser's Obligations.    The obligations of the Initial Purchaser hereunder are subject to the accuracy of the representations and warranties of ARC and the Company contained in Section 1 hereof or in certificates of any officer of ARC, the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by ARC and the Company of their covenants and other obligations hereunder, and to the following further conditions:

        (a)    Opinion of Counsel for ARC and the Company.

          (i)    At the Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Closing Time, of Brownstein Hyatt & Farber, P.C., counsel for ARC and the Company, related to corporate and securities matters in form and substance satisfactory to counsel for the Initial Purchaser, together with signed or reproduced copies of such letter for each of the other Initial Purchaser to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Initial Purchaser may reasonably request.

          (ii)   At the Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for ARC and the Company, related to tax matters, in form and substance satisfactory to counsel for the Initial Purchaser, together with signed or reproduced copies of such letter for each of the other Initial Purchaser to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Initial Purchaser may reasonably request.

          (iii)  At the Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Closing Time, of Scott L. Gesell, internal counsel of ARC and the Company, in form and substance satisfactory to counsel for the Initial Purchaser, together with signed or reproduced copies of such letter for each of the other Initial Purchaser to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Initial Purchaser may reasonably request.

          (iv)  At the Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Closing Time, of Venable LLP, Special Maryland Counsel of ARC and the Company, in form and substance satisfactory to counsel for the Initial Purchaser, together with signed or reproduced copies of such letter for each of the other Initial Purchaser to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Initial Purchaser may reasonably request.

        (b)    Opinion of Counsel for Initial Purchaser.    At the Closing Time, the Initial Purchaser shall have received the favorable opinion, dated as of the Closing Time, of Clifford Chance US LLP, counsel for the Initial Purchaser, together with signed or reproduced copies of such letter for each of the other Initial Purchaser with respect to the matters set forth in (i), (ii), (vi) through (ix), inclusive, (xv) and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Initial Purchaser. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of ARC, the Company and its subsidiaries and certificates of public officials.

        (c)    Officers' Certificate.    At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change, or development or event involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs, properties, assets or business prospects of ARC, the Company and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchaser shall have received a certificate of the President or a Vice President of ARC and of the chief financial or chief accounting officer of ARC, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of ARC and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no event described in Section 10(a) shall have occurred.

        (d)    Accountants' Comfort Letter.    At the time of the execution of this Agreement, the Initial Purchaser shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Initial Purchaser containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

        (e)    Bring-down Comfort Letter.    At the Closing Time, the Initial Purchaser shall have received from PricewaterhouseCoopers LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

        (f)    Lock-up Agreements.    On or prior to the date of this Agreement, the Initial Purchaser shall have received an agreement substantially in the form of Exhibit G hereto signed by the persons listed in Schedule D hereto.

        (g)    Indenture, Registration Rights Agreement and Common Stock Delivery Agreement.    At or prior to the Closing Time, each of the Company and the Trustee shall have executed and delivered the Indenture, ARC, the Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement and ARC and the Company shall have executed and delivered the Common Stock Delivery Agreement.

        (h)    Conditions to Purchase of Option Securities.    In the event that the Initial Purchaser exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the obligations of the Initial Purchaser to purchase such Option Securities is subject to the accuracy as of each Date of Delivery of the representations and warranties of ARC and the Company contained in Section 1 or in certificates of any officer of ARC or the Company delivered pursuant to the provisions hereof, to the performance by ARC and the Company of its covenants and other obligations hereunder in all material respects, and at the relevant Date of Delivery (unless such date is the Closing Time), the Initial Purchaser shall have received:

          (i)    Officers' Certificate.    A certificate, dated as of such Date of Delivery, of the President or Vice President of ARC and the chief financial officer or chief accounting officer of ARC confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

          (ii)    Opinion of Counsel for the Company.    (1) The favorable opinion, dated as of such Date of Delivery, of Brownstein Hyatt & Farber, P.C., counsel for ARC and the Company, related to corporate and securities matters, in form and substance reasonably satisfactory to counsel for the Initial Purchaser and (2) the favorable opinion, dated as of such Date of Delivery, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for ARC and the Company, related to tax matters, (3) the favorable opinion, dated as of such Date of Delivery, of Scott L. Gesell, internal counsel of ARC and the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchaser, and (4) the favorable opinion, dated as of such Date of Delivery, of Venable LLP, Special Maryland Counsel of ARC and the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchaser, in each case relating to the Option Securities to be purchased on such Date of Delivery and otherwise substantially to the same effect as the opinions required by Section 5(a) hereof.

          (iii)    Opinion of Counsel for Initial Purchaser.    The opinion of Clifford Chance US LLP, counsel for the Initial Purchaser, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iv)    Bring-down Comfort Letter.    A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to the Initial Purchaser and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Initial Purchaser pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

        (i)    PORTAL.    At the Closing Time, the Securities shall have been designated for trading on PORTAL.

        (j)    Additional Documents.    At the Closing Time and at each Date of Delivery, counsel for the Initial Purchaser shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by ARC and the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser.

        (k)    Termination of Agreement.    If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Initial Purchaser to purchase the relevant Option Securities on such Date of Delivery) may be terminated by the Initial Purchaser by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

        SECTION 6.    Subsequent Offers and Resales of the Securities.

        (a)    Offer and Sale Procedures.    The Initial Purchaser, ARC and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

          (i)    Offers and Sales.    Offers and sales of the Securities shall be made to such persons and in such manner as is contemplated by the Offering Memorandum. The Initial Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.

          (ii)    No General Solicitation.    No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

          (iii)    Purchases by Non-Bank Fiduciaries.    In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer").

          (iv)    Subsequent Purchaser Notification.    The Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from the Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company or (2) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

          (v)    Restriction on Transfer.    The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading "Notice to Investors," including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchaser. Following the sale of the Securities by the Initial Purchaser to each Subsequent Purchaser pursuant to the terms hereof, the Initial Purchaser shall not be liable or responsible to ARC or the Company for any losses, damages or liabilities suffered or incurred by ARC or the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Security or the Common Stock issuable in exchange for the Securities by any Subsequent Purchaser or transferee thereof.

          (vi)    Minimum Principal Amount.    No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $1,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $1,000 principal amount of the Securities.

        (b)    Covenants of ARC and the Company.    Each of ARC and the Company covenants with each Initial Purchaser as follows:

          (i)    Integration.    ARC and the Company agree that they will not and will cause their Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of ARC or the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the offered Securities by the Company to the Initial Purchaser, (ii) the resale of the offered Securities by the Initial Purchaser to Subsequent Purchasers or (iii) the resale of the offered Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

          (ii)    Rule 144A Information.    ARC and the Company agree that, in order to render the offered Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the offered Securities remain outstanding, they will make available, upon request, to any holder of offered Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless ARC or the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

          (iii)    Restriction on Repurchases.    Until the expiration of two years after the original issuance of the offered Securities, neither ARC nor the Company will, and will cause its Affiliates not to, resell any offered Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions).

        (c)    Qualified Institutional Buyer.    The Initial Purchaser represents and warrants to, and agrees with, ARC and the Company that it is a Qualified Institutional Buyer and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

        SECTION 7.    Indemnification.

        (a)    Indemnification of Initial Purchaser.    ARC and the Company agree to indemnify and hold harmless the Initial Purchaser, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act

(each, an "Affiliate"), its selling agents and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii)   against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of ARC or the Company; and

          (iii)  against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Initial Purchaser), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

        provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission (a) made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser expressly for use in the Offering Memorandum (or any amendment thereto) or (b) contained in any Preliminary Offering Memorandum (or any amendment or supplement thereto) that is corrected in the Final Offering Memorandum (or any amendment or supplement thereto), of which the Company has provided to the Initial Purchaser such number of copies requested by the Initial Purchaser, if the person asserting any such loss, liability, claim damage or expense purchased Securities from the Initial Purchaser but was not sent or given a copy of the Final Offering Memorandum (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person, unless such failure to deliver the Final Offering Memorandum (as amended or supplemented) was a result of noncompliance by ARC of the Company with this Agreement.

        (b)    Indemnification of ARC and Company.    The Initial Purchaser agrees to indemnify and hold harmless ARC and the Company and each person, if any, who controls ARC or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to ARC and the Company by the Initial Purchaser expressly for use in the Offering Memorandum.

        (c)    Actions against Parties; Notification.    Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by ARC or the Company, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Initial Purchaser. An indemnified party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnified party shall not

(except with the consent of the indemnifying party) also be counsel to the indemnifying party. Except as set forth below, the indemnifying parties shall not be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Notwithstanding the indemnifying party's election to appoint counsel to represent an indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        SECTION 8.    Contribution.    If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by ARC and the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of ARC or the Company on the one hand and of the Initial Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by ARC and the Company on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by ARC and the Company and the total underwriting discount received by the Initial Purchaser, bear to the aggregate initial offering price of the Securities.

        The relative fault of ARC and the Company on the one hand and the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by ARC or the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        ARC, the Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section.

The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section, each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Initial Purchaser's Affiliates and selling agents shall have the same rights to contribution as the Initial Purchaser, and each person, if any, who controls ARC or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as ARC or the Company.

        SECTION 9.    Representations, Warranties and Agreements to Survive.    All representations, warranties and agreements contained in this Agreement or in certificates of officers of ARC, the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchaser or its Affiliates or selling agents, any person controlling the Initial Purchaser, its officers or directors or any person controlling ARC or the Company and (ii) delivery of and payment for the Securities.

        SECTION 10.    Termination of Agreement.

        (a)    Termination; General.    The Initial Purchaser may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change, or any development or event involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs, properties, assets or business prospects of ARC, the Company and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial, political or economic markets, any outbreak of hostilities or escalation thereof, declaration by the United States of a national emergency or war, or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, currency exchange rates or exchange controls, in each case the effect of which is such as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of ARC has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ System has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities, or (vi) any downgrading in the rating of any debt securities of ARC or the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of ARC or the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

        (b)    Liabilities.    If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

        SECTION 11.    Tax Disclosure.    Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, ARC, the Company and each employee, representative or other agent of ARC or the Company may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

        SECTION 12.    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be directed to the Initial Purchaser at 4 World Financial Center, New York, New York 10080, attention of Gregory Wright, notices to the Company shall be directed to it at 600 Grant Street, Suite 900, Denver, Colorado 80203, attention of Scott L. Gesell.

        SECTION 13.    Parties.    This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, ARC, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchaser, ARC, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchaser, ARC, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

        SECTION 14.    GOVERNING LAW.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SECTION 15.    TIME.    TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 16.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        SECTION 17.    Effect of Headings.    The Section headings herein are for convenience only and shall not affect the construction hereof.

[The remainder of the page has been left blank intentionally.]

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchaser, ARC and the Company in accordance with its terms.

Very truly yours,
AFFORDABLE RESIDENTIAL COMMUNITIES LP
		By	AFFORDABLE RESIDENTIAL COMMUNITIES INC., as sole general partner
		By	/s/ Scott Gesell
Exective Vice President
AFFORDABLE RESIDENTIAL COMMUNITIES INC.
		By	/s/ Scott Gesell
Exective Vice President
CONFIRMED AND ACCEPTED, as of the date first above written:
MERRILL LYNCH & CO. MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By	/s/ Greg Wright Authorized Signatory

SCHEDULE A

Name of Initial Purchaser	Principal Amount of Securities
Merrill Lynch Pierce, Fenner & Smith Incorporated	$87,000,000
Total	$87,000,000

SCHEDULE B

AFFORDABLE RESIDENTIAL COMMUNITIES LP
7.50% Senior Exchangeable Notes due 2025

        1.     The initial offering price per $1,000 principal amount of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

        2.     The purchase price per $1,000 principal amount to be paid by the Initial Purchaser for the Securities shall be 96.5% of the principal amount thereof.

        3.     Interest on the Securities at a rate of 7.50% per annum on the principal amount shall be payable semiannually in arrears on February 15 and August 15 of each year, beginning on February 15, 2006.

        4.     The Securities shall be exchangeable in certain circumstances set forth in the Indenture into shares of common stock, par value $0.01 per share, of ARC at an initial rate of 69.8812 shares of Common Stock per $1,000 principal amount of Securities (the "Exchange Price") and otherwise in accordance with the terms of the Securities and the Indenture.

        5.     The Securities will mature on August 15, 2025.

        6.     Prior to August 20, 2010, the Securities will not be redeemable at the option of the Company. Beginning on August 20, 2010, the Company may redeem the Securities in whole or in part for cash at any time at a redemption price equal to 100% of the principal amount of the Securities plus accrued, if any, on the Securities to but not including the redemption date if the closing price of the Common Stock has exceeded 130% of the Exchange Price for at least 20 trading days in any consecutive 30-day trading period.

        7.     Holders may require the Company to purchase all or a portion of their Securities for cash (in any case in principal amounts of $1,000 and integral multiples thereof) on August 15, 2010, August 15, 2015, and August 15, 2020 at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus accrued, if any, to the purchase date.

        8.     If a fundamental change, as described in the Indenture, occurs at any time prior to maturity, holders of Securities may require the Company to repurchase their Securities in whole or in part for cash equal to 100% of the principal amount of the Securities to be repurchased plus accrued interest, if any, to the repurchase date.

SCHEDULE C

List of Subsidiaries

All Subsidiaries

Affordable I, L.L.C.
Affordable III, L.L.C.
Affordable Residential Communities LP
ARC Alafia LLC
ARC Autumn Woods LLC
ARC Birchwood LLC
ARC Brokerage, L.L.C.
ARC Brookside Village LP
ARCAL LLC
ARCALLP LLC
ARC Cedar Knoll LLC
ARC Cedar Terrace LLC
ARC Communities 1 LLC
ARC Communities 10 LLC
ARC Communities 11 LLC
ARC Communities 12 LLC
ARC Communities 13 LLC
ARC Communities 14 LLC
ARC Communities 15 LLC
ARC Communities 16 LLC
ARC Communities 17 LLC
ARC Communities 18 LLC
ARC Communities 19 LLC
ARC Communities 2 LLC
ARC Communities 3 LLC
ARC Communities 4 LLC
ARC Communities 5 LLC
ARC Communities 6 LLC
ARC Communities 7 LLC
ARC Communities 8 LLC
ARC Communities 9 LLC
ARC Dealership, Inc.
ARC Encantada LLC
ARC Five Seasons LLC
ARC Highland LP
ARC Housing GP LLC
ARC Housing LLC
ARC III, L.L.C.
ARC Insurance Services, Inc.
ARC Insurance Services, L.L.C.
ARC Management LLC
ARC Management Services, Inc.	ARC Marion LLC
ARC Meadow Glen LP
ARC MEZZ 1 LLC
ARC MEZZ 2 LLC
ARC MEZZ 3 LLC
ARC MEZZ 4 LLC
ARC MEZZ 5 LLC
ARC MEZZ 6 LLC
ARC MEZZ 7 LLC
ARC MEZZ 8 LLC
ARCMV LLC
ARCMV, ARC LP
ARC Pine Ridge LLC
ARC Property Management, L.L.C.
ARC Quality Beach LLC
ARC Real Estate Holdings, LLC
ARC Real Estate Services, L.L.C.
ARC Real Estate, LLC
ARC Royal Crest LLC
ARC Shadowood LLC—
ARC Silver Creek LLC
ARC Silver Leaf LP
ARC SPEI I, L.L.C.
ARC SPEI II, L.L.C.
ARC Stone Mountain LLC
ARC TRS, Inc.
ARC14FLCV LLC
ARC15FLOV LLC
ARC18FLD LLC
ARC18FLSH LLC
ARC18FLWHO LLC
ARC18TX LP
ARC18TXGP LLC
ARC19TX LP
ARC19TXGP LLC
ARC3NC, L.L.C.
ARC4BFND, L.L.C.
ARC4FL, L.L.C.
ARC4MEZ, L.L.C.
ARC4NY, L.L.C.
ARC4TX, L.L.C.
ARC4UT, L.L.C.	ARCAL LLC
ARCALLP LLC
ARCCOGM LLC
ARCFLCS LLC
ARCGE LLC
ARCHAR LLC
ARCHC LLC
ARCHomesmart, L.L.C.
ARCHousingTX LP
ARCIV GV, Inc.
ARCIV SPE, L.L.C.
Arlington MHC Lakeside, LP
ARCMEZ3, L.L.C.
ARCMEZII, L.L.C.
ARCMOBV LLC
ARCMS, Inc.
ARCMV LLC
ARCSBN LLC
ARCTXTP LLC
ARCVP LLC
Colonial Gardens Water, Inc.
Enspire Finance LLC
Enspire Holdings LLC
Enspire Insurance LLC
Foremost Brokerage, L.L.C.
Salmaho Irrigation Co.
Windstar Aviation Corp.

Designated Subsidiaries

Affordable Residential Communities LP ARC Real Estate, LLC ARC Real Estate Holdings, LLC

SCHEDULE D

List of Persons or Entities Required to Sign Lock-Up Agreements

Mercy Foundation, Inc.
Sue B. Mercy
Mercy 1995 Family Trust
Scott D. Jackson
Eugene Mercy Jr.
John G. Sprengle
J. Markham Green
Scott L. Gesell
Lawrence E. Kreider
Gerald J. Ford
W. Joris Brinkerhoff
Capital ARC Holdings, LLC

Exhibit A

FORM OF OPINION OF BROWNSTEIN HYATT & FARBER, P.C.
TO BE DELIVERED PURSUANT TO
SECTION 5(a)

        (i)    The Company is validly existing as a partnership in good standing under the laws of the state of Delaware.

        (ii)   The Company has the limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

        (iii)  The Company is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

        (iv)  Each Designated Subsidiary is validly existing as an entity in good standing under the laws of the jurisdiction of its formation, has corporate, partnership, or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

        (v)   Each Designated Subsidiary is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding equity securities of each Designated Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, to such counsel's knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

        (vi)  The Company has the limited partnership power authority to execute and deliver the Purchase Agreement, the Registration Rights Agreement, the Common Stock Delivery Agreement and the Indenture and to consummate the transactions contemplated thereby.

        (vii) The Purchase Agreement has been duly authorized, executed and delivered by ARC and the Company.

        (viii) The Operating Partnership Agreement is a valid and binding agreement of ARC, enforceable against ARC in accordance with its terms.

        (ix)  All the outstanding OP Units have been duly authorized for issuance by the Company to the holders of Units and, assuming that the holders of Units, as limited partners of the Company, do not participate in the control of the business of the Company, the OP Units represent valid; subject to the qualifications set forth herein, fully paid limited partner interests in the Company (subject to the obligation of a limited partner of the Company to make payments provided for in the Operating Partnership Agreement and to repay any funds wrongfully distributed to it); and none of the outstanding OP Units were issued in violation of any preemptive rights under the Delaware Revised Uniform Limited Partnership Act or under the Company's partnership agreement or any contracts to which the Company is a party of which such counsel is aware. No OP Units are reserved for any purpose, and to such counsel's knowledge, there are no outstanding securities convertible into or exchangeable for any OP Units and no outstanding preemptive or other similar rights to purchase or subscribe for OP Units or any other securities of the Company arising under the Delaware Revised Uniform Limited Partnership Act or under the Company's partnership agreement or any contracts to which the Company is a party of which such counsel is aware.

        (x)   Based solely upon a review of the minute books of the Designated Subsidiaries, the equity securities shown by the stock record books of such Designated Subsidiaries as having been issued and outstanding have been duly authorized and validly issued and are fully paid and nonassesable and were not issued in violation of any preemptive rights under Delaware law or the charter or other similar organizational documents of such Designated Subsidiaries;

        (xi)  The execution, delivery and performance by ARC and the Company of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Common Stock Delivery Agreement and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by ARC and the Company with their respective obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Common Stock Delivery Agreement and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xiv) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of ARC, the Company or any subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument filed as an exhibit to ARC's Annual Report on Form 10-K for the year ended December 31, 2004, nor will such action result in any violation of the provisions of the charter or by-laws of ARC, the partnership agreement of the Company or similar organization documents of any of its subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over ARC, the Company or any of its subsidiaries or any of their respective properties, assets or operations.

        (xii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of, and consummation by ARC and the Company of the transactions contemplated by the Purchase Agreement, the Indenture or the Registration Rights Agreement, the Common Stock Delivery Agreement or for the offering, issuance, sale or delivery of the Securities to the Initial Purchaser or the resale by the Initial Purchaser in accordance with the terms of the Purchase Agreement; except (i) the registration under the 1933 Act of the Securities and the Exchange Shares as contemplated by the Registration Rights Agreement and the qualification of the Indenture under the Trust Indenture Act and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchaser and the issuance of the Exchange Shares upon exchange of the Securities (as to which, in each case, we express no opinion).

        (xiii) The information in the Offering Memorandum under the captions "Description of Notes," "Description of Other Indebtedness" and "Description of Stock" and under the subheadings of "General," "Option" and "No Sale of Similar Securities" under the caption "Plan of Distribution" and to the extent that it constitutes matters of law, summaries of legal matters, ARC's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects. The discussion set forth in the Offering Memorandum under the caption "Material United States Federal Income Tax Considerations" constitutes a fair and accurate summary under current law of the material United States Federal income tax consequences of the ownership and disposition of the Securities and the Common Stock, subject to qualifications set forth therein.

        (xviii) Each of ARC and the Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be required to, register as "investment company" under the 1940 Act.

        (xiv) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

        (xv) The Registration Rights Agreement has been duly authorized, executed and delivered by ARC and the Company and (assuming the due authorization, execution and delivery thereof by the Initial Purchaser) constitutes a valid and binding agreement of each of ARC and the Company, enforceable against each of ARC and the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

        (xvi) The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (including, without limitation, all laws relating to fraudulent transfers), or other similar laws relating to or affecting enforcement of creditor's rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture. The Securities conform, in all material respects, to the description of the Securities contained in the Offering Memorandum under the caption "Description of Notes."

        (xvii) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

        (xviii) The documents incorporated by reference in the Offering Memorandum (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

        (xix) All descriptions in or incorporated by reference in the Offering Memorandum of contracts and other documents to which ARC, the Company or any of its subsidiaries are a party are accurate in all material respects; to such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described or referred to in the Offering Memorandum that are not described or referred to in the Offering Memorandum other than those described or referred to therein or incorporated by reference thereto, and the descriptions thereof or references thereto are correct in all material respects.

        (xx) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register issuance or resale of the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939.

        Nothing has come to such counsel's attention that would lead such counsel to believe that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom as to which such counsel need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of ARC, the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Exhibit B

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
TO BE DELIVERED PURSUANT TO
SECTION 5(a)

        ARC has been organized in conformity with the requirements for qualification and taxation as a REIT under the Code, its actual method of operation from January 1, 1998 through the date hereof has enabled it to meet the requirements for qualification and taxation as a REIT under the Code, and it has qualified for taxation as a REIT for each of the taxable years 1998, 1999, 2000, 2001, 2002 and 2003. ARC's current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

Exhibit C

FORM OF OPINION OF SCOTT L. GESELL
TO BE DELIVERED PURSUANT TO
SECTION 5(a)

          (i)  The Company has been duly formed under the laws of the state of Delaware.

         (ii)  Each Designated Subsidiary has been duly formed under the laws of the jurisdiction of its formation.

        (iii)  ARC is qualified to do business as a foreign corporation in the State of Colorado.

        (iv)  To such counsel's knowledge, except for the Third Amended and Restated Registration Rights Agreement, dated as of February 18, 2004, and the Operating Partnership Agreement, there are no contracts, agreements or understandings known to such counsel between ARC, the Company and any person granting such person the right to require ARC or the Company to file a registration statement under the 1933 Act with respect to any securities of ARC or the Company owned or to be owned by such person or to require ARC or the Company to include such securities in the securities in any securities being registered pursuant to any other registration statement filed by ARC under the 1933 Act.

         (v)  The execution, delivery and performance by ARC and the Company of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Common Stock Delivery Agreement and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use Of Proceeds") and compliance by ARC and the Company with their respective obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Common Stock Delivery Agreement and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xiv) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of ARC, the Company or any subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which ARC, the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of ARC, the Company or any subsidiary thereof is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of ARC, the partnership agreement of the Company or similar organization documents of any of its subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over ARC, the Company or any of its subsidiaries or any of their respective properties, assets or operations.

        (vi)  To such counsel's knowledge and other than as described in the Offering Memorandum, none of ARC, the Company or their respective Subsidiaries (1) is in violation of its charter, bylaws, certificate of limited partnership, agreement of limited partnership or other similar organizational document, (2) is in default (whether with or without the giving of notice or passage of time or both), in the performance or observance of any obligation, agreement, term, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them is bound or to which any of the Properties or any of its other properties or assets is subject or (3) is in violation of any statute, law, ordinance, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority to which it or the Properties or any of its other properties or assets is subject, except, in the case of each of (2) and (3) above, for any such violation or default that would not reasonably be expected to have a Material Adverse Effect.

       (vii)  There is not pending or, to such counsel's knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which ARC, the Company or any subsidiary is a party, or to which the property of ARC, the Company or any subsidiary thereof is subject, before or brought by any court or governmental agency or body, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by ARC and the Company of their respective obligations thereunder or the transactions contemplated by the Offering Memorandum.

      (viii)  To such counsel's knowledge, no relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, officers, stockholders, customers or suppliers of the Transaction Entities on the other hand, which is required pursuant to the Rules and Regulations to be described in the Prospectus which is not so described.

        (ix)  Each of the Designated Subsidiaries is qualified to do business as a foreign corporation in each of the states listed on Schedule C.

Exhibit D

FORM OF OPINION OF VENABLE LLP
TO BE DELIVERED PURSUANT TO SECTION 5(a)

        (i)    ARC has been duly incorporated and is validly existing as a corporation under and by virtue of the laws of the state of Maryland and is in good standing with the SDAT.

        (ii)   ARC has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement and the Common Stock Delivery Agreement.

        (iii)  The authorized, issued and outstanding capital stock of ARC is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities or options referred to in the Offering Memorandum); the shares of issued and outstanding capital stock of ARC have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of ARC was issued in violation of the preemptive or other similar rights of any securityholder of the ARC. To such counsel's knowledge, there are no outstanding securities convertible into or exchangeable for Common Stock and no outstanding preemptive or other similar rights to purchase or subscribe for Common Stock or any other securities of ARC arising under Maryland General Corporation Law or under ARC's charter or bylaws or any contracts to which ARC is a party of which such counsel is aware

        (iv)  The shares of Common Stock issuable in exchange for the Securities (the "Exchange Shares") have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued and fully paid and non-assessable, and will conform, in all material respects, to the description of the common stock contained in the Offering Memorandum under the caption "Description of Stock."

        (v)   ARC has the corporate power to authorize, issue and sell the Exchange Shares as contemplated by the Purchase Agreement and the Indenture. The form of the certificate to be used to evidence the Exchange Shares is in due and proper form and complies in all material respects with all applicable requirements, the requirements of the charter and bylaws of ARC and the requirements of the Maryland General Corporation Law. The issuance of the Exchange Shares is not subject to any preemptive or other similar rights arising under the Maryland General Corporation Law, the charter or the bylaws of ARC.

        (vi)  No consent, approval, authorization, or order of, or filing or registration with, any governmental agency or body or any court or any third party in the State of Maryland is required for the consummation of the transactions contemplated by the Purchase Agreement, except such as have been obtained and made.

        (vii) The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement and the Common Stock Delivery Agreement and the transactions contemplated thereby, the issuance and sale of the Securities and the exchange of the Securities for the Exchange Securities do not conflict with or result in a breach or violation of, or constitute a default under, (i) any Maryland law, or any decree, rule or regulation of any Maryland governmental authority applicable to ARC or (ii) the charter or bylaws of ARC.

        (viii) The execution and delivery of the Purchase Agreement, the Registration Rights Agreement and the Common Stock Delivery Agreement have been duly authorized by all necessary corporate action on the part of ARC. The Purchase Agreement, the Registration Rights Agreement and the Common Stock Delivery Agreement have been executed and delivered by ARC.

        (ix)  The statements contained in the Offering Memorandum under the captions "Description of Stock," insofar as those statements describe provisions of Maryland law, the charter of ARC or the bylaws of ARC constitute accurate and fair summaries thereof.

Exhibit E

FORM OF LOCK-UP AGREEMENT

August    , 2005

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York 10080

Re:
Proposed Offering by Affordable Residential Communities LP of Senior Exchangeable Notes due 2025

Ladies and Gentlemen:

        The undersigned understands that you, as the Initial Purchaser, propose to enter into a Purchase Agreement (the "Purchase Agreement") with Affordable Residential Communities LP, Delaware limited partnership (the "Company"), and Affordable Residential Communities Inc., a Maryland corporation ("ARC"), providing for the offering (the "Offering"), pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), by the Initial Purchaser named in Schedule A to the Purchase Agreement (the "Initial Purchaser"), of Senior Exchangeable Notes due 2025 of the Company (the "Initial Securities") and the grant by the Company to the Initial Purchaser of an option to purchase additional Senior Exchangeable Notes due 2025 (the "Option Securities"). The Initial Securities, together with the Option Securities, are collectively referred to as the "Securities." Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

        In consideration of the Initial Purchaser's agreement to purchase and make the Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Initial Purchaser, the undersigned will not, during the period commencing the date hereof and ending 60 days from the date of the Offering Memorandum relating to the Offering (the "Offering Memorandum"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise transfer or dispose of, directly or indirectly, any shares of ARC's common stock, par value $0.01 per share (the "Common Stock"), or any securities convertible into or exercisable or exchangeable for or repayable with Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The undersigned agrees that, without the prior written consent of the Initial Purchaser, it will not, during the period commencing the date hereof and ending 60 days from the date of the Offering Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for or repayable with Common Stock.

        The foregoing paragraph shall not apply to (a) offers, sales, gifts, assignments or transfers of shares of Common Stock or options to purchase shares of Common Stock made to (i) members of the immediate family of the undersigned, (ii) corporations, partnerships, limited liability companies or other entities to the extent such entities are wholly-owned by the undersigned and/or members of the immediate family of the undersigned, (iii) shareholders, partners or members of the entities to which shares of Common Stock or options to purchase shares of Common Stock were transferred under clause (ii); or (iv) charitable organizations, provided however that in the case of clauses (i), (ii), (iii) and (iv) each recipient agrees to be bound by identical restrictions, including the lock-up period, set forth herein; (b) transfers of shares of Common Stock or options to purchase shares of Common Stock made to any trust for the direct or indirect benefit of the undersigned or any party listed in clause (a) promptly above, provided that the trustee of the trust agrees to be bound by identical restrictions, including the lock-up period, set forth herein; (c) offers, sales or other dispositions of any shares of Common Stock or other securities of ARC acquired by the undersigned in open market transactions; or (d) offers, sales or other dispositions of shares of Common Stock pursuant to a written plan for trading securities in effect on the date hereof, which plan (i) was established pursuant to and in accordance with Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended, and (ii) shall not be amended or modified during the period commencing on the date hereof and ending 60 days from the date of the Offering Memorandum. For the purposes of this lock-up agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

        In the event that either (x) during the last 17 days of the 60-day period referred to above, ARC or the Company issues an earnings release or (y) prior to the expiration of such 60-day period, ARC or the Company announces that it will release earnings results during the 17-day period beginning on the last day of such 60-day period, the restrictions described above shall continue to apply until the expiration of the 17-day period beginning on the date of the earnings release.

        In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, is hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this lock-up agreement.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this lock-up agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

        The undersigned understands that you are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this lock-up agreement.

        This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
Signature:
Print Name:

QuickLinks

  Exhibit 99.2
AFFORDABLE RESIDENTIAL COMMUNITIES LP (a Delaware limited partnership) $87,000,000 7.50% Senior Exchangeable Notes due 2025 PURCHASE AGREEMENT
AFFORDABLE RESIDENTIAL COMMUNITIES LP (a Delaware limited partnership) $87,000,000 7.50% Senior Exchangeable Notes due 2025
PURCHASE AGREEMENT
  August 3, 2005
SCHEDULE A
SCHEDULE B AFFORDABLE RESIDENTIAL COMMUNITIES LP 7.50% Senior Exchangeable Notes due 2025
SCHEDULE C List of Subsidiaries
SCHEDULE D
List of Persons or Entities Required to Sign Lock-Up Agreements
  Exhibit A
  Exhibit B
FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP TO BE DELIVERED PURSUANT TO SECTION 5(a)
  Exhibit C
FORM OF OPINION OF SCOTT L. GESELL TO BE DELIVERED PURSUANT TO SECTION 5(a)
  Exhibit D
FORM OF LOCK-UP AGREEMENT August , 2005